EXHIBIT 99.1

Liquid to Delist From NASDAQ Stock Market and Explore Strategic Alternatives

HOBOKEN, N.J., Oct. 27, 2015 (GLOBE NEWSWIRE) -- Liquid Holdings Group, Inc. (Nasdaq:LIQD) ("Liquid" or the "Company"), a SaaS provider of investment management solutions for the buy side, announced that trading of the Company's common stock on The Nasdaq Capital Market will be suspended at the open of business on Wednesday, October 28, 2015, and Nasdaq will file a Form 25, Notification of Delisting, with the Securities and Exchange Commission. Liquid has withdrawn its pending appeal of the September 21, 2015 delisting notice issued by the Nasdaq Listing Qualifications Staff.

Additionally, the Company has retained SenaHill Advisors, LLC (www.senahill.com) to explore strategic alternatives. Such strategic alternatives may include, but are not limited to, a merger or other business combination, a sale of all or substantially all of the Company's assets or other transaction. No assurance can be given that the Company's exploration of strategic alternatives will result in any transaction being entered into or consummated.

Mr. Peter Kent, CEO of Liquid, said: "In keeping with the Company's commitment to act in the best interests of its stockholders, we have determined that it is prudent to explore strategic alternatives. We are pleased to have the financial technology investment banking expertise and experience of SenaHill Advisors to assist us in this process. Management will continue to operate the business to serve the needs of existing customers during this process."

About Liquid Holdings Group

Liquid Holdings Group, Inc. (Nasdaq:LIQD) is a SaaS provider of investment management solutions to the buy side. The Liquid platform combines multi-asset order, execution and risk management with shadow NAV and investor reporting capabilities. Liquid goes a step further, backing its mission-critical front-office capabilities with managed services to transform manually intensive middle-office processes into an automated, seamless experience. The Company offers the Liquid platform or any of its components on a subscription basis to hedge fund managers, asset managers, family offices and financial institutions worldwide.

Liquid was named Best EMS and Best New Cloud Application by HFM, 2014 Best Global Risk Management Software Company and Best USA Global Risk Management Software Company by the readers of Hedgeweek, as well as 2014 Best Cloud Provider and Best Fin Tech Operations Startup by FTF News.

Headquartered in Hoboken, New Jersey, Liquid Holdings Group was formed in 2012. For more information, please visit www.liquidholdings.com.

Cautionary Statement Concerning Forward Looking Statements

This release contains forward-looking statements within the meaning of the federal securities laws. Statements that are not historical facts, including statements about our beliefs and expectations, are forward-looking statements. These statements include, among others, statements relating to the delisting of our common stock from The Nasdaq Capital Market and the process of exploring strategic alternatives by our company. These statements are based on our beliefs and assumptions, which in turn are based on currently available information. Forward-looking statements involve known and unknown risks and uncertainties, which could cause actual results to differ materially from those contained in any forward-looking statement. Many of these factors are beyond our ability to control or predict and you should be aware that the occurrence of certain events, including those referenced in the sections titled "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2013, in our subsequent Quarterly Reports on Form 10-Q, in Ex. 99.2 to our Current Report on Form 8-K filed October 8, 2015 or in our other filings with the SEC, could harm our business, prospects, results of operations, liquidity and financial condition, could cause our stock price to decline significantly or could require us to scale back or cease operations. Except as required by applicable law, we are under no obligation to publicly update or revise any forward-looking statements.

CONTACT:	Contact for Investor Relations:
Monica Gould
The Blueshirt Group
+1 212 871-3927
monica@blueshirtgroup.com